United States
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 15, 2002


                    Coastal Caribbean Oils & Minerals, Ltd.
             (Exact name of registrant as specified in its charter)


              Bermuda                        1-4668              None
-----------------------------------    ------------------   ----------------
(State or other jurisdiction            (Commission            (IRS employer
       of incorporation)                File Number )      Identification No.)


Clarendon House, Church Street, Hamilton HM  DX, BERMUDA        None
----------------------------------------------------------    -------
(Address of principal executive offices)                    (Zip Code)




        Registrant's telephone number, including area code (441) 295-1422

                 Not Applicable (Former name or former address,
                         if changed since last report.)

                                    FORM 8-K

                     COASTAL CARIBBEAN OILS & MINERALS, LTD.



Item 5.   Other Events

         On July 15, 2002, Coastal Caribbean Oils & Minerals, Ltd announced an extension of the expiration date of its offering of approximately 11 million shares of common stock exclusively to the Company's shareholders. The offering will now expire at 4:30 P.M. EDT on July 31, 2002.

         A copy of the July 15, 2002 press release issued by the Company is filed herewith as an exhibit and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

          (c)    Exhibits

                 (99)      Additional Exhibits

                                    (a)   Press Release of Coastal Caribbean
                                          Oils & Minerals, Ltd. dated
                                          June 15, 2002.

                                    FORM 8-K

                     COASTAL CARIBBEAN OILS & MINERALS, LTD.


                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                     COASTAL CARIBBEAN OILS & MINERALS, LTD.
                                                        (Registrant)



                                                 By /s/ Benjamin W. Heath
                                                    ----------------------------
                                                        Benjamin W. Heath
                                                            President

Date:  July 15, 2002

                                 Exhibit 99 (a)
                     Coastal Caribbean Oils & Minerals, Ltd.

                                  News Release

                              FOR IMMEDIATE RELEASE

                    COASTAL CARIBBEAN EXTENDS EXPIRATION DATE
                      FOR RIGHTS OFFERING TO JULY 31, 2002
-------------------------------------------------------------

APALACHICOLA, FL, July 15, 2002 -- Coastal Caribbean Oils & Minerals, Ltd. [OTC Bulletin Board: COCBF.OB; Boston: COCBF] announced today that the expiration time and date of its rights offering, which previously had been 4:30 p.m. on July 15, 2002, has been extended to 4:30 p.m. on July 31, 2002.

         A Coastal Caribbean spokesman said the Company has become aware that a significant number of shareholders have not yet received the prospectus and other offering materials and that other shareholders have only received the materials during the past few days. The Company believes that these circumstances are attributable to a significant delay in the mail delivery of the Company's materials to over 1,200 shareholders whose shares are held in brokerage accounts. The Company believes that this extension will provide shareholders the opportunity to evaluate the offering, consult with their broker and make an informed investment decision in an orderly manner.

         Other than the extension of the expiration date, all of the other terms of the Company's rights offering (including a shareholder's right to revoke a subscription) remain unchanged, the spokesman said. The terms of the rights offering are described in more detail in the Company's prospectus, dated June 17, 2002, a copy of which may be obtained by contacting the Company's information agent, Strategic Stock Surveillance, LLC at (212) 497-9018.

         Shareholders who have already subscribed need not take any additional action due to this extension. Shareholders who held the Company's common stock in their own name as of the June 17, 2002 record date, but have not yet received the prospectus and other offering materials, or shareholders who have questions concerning the rights offering, should contact American Stock Transfer & Trust Company at (800) 937-5449.

         This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

         Statements included in this press release which are not historical in nature are intended to be forward looking statements. The Company cautions readers that forward looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those indicated in the forward looking statements. Among the risks and uncertainties are the uncertainty of any decision favorable to Coastal Petroleum in its litigation against the state of Florida and the substantial cost of continuing the litigation.

                   Contact: James R. Joyce, at (203) 245-7664.